Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

March 31, 2009

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Offices)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
OneBeacon Insurance Group	A	A	A	A2

Other Ratings:
OneBeacon U.S. Holdings, Inc. (formerly Fund American Companies)
Senior debt	bbb	BBB	BBB	Baa2

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iv
Safe Harbor Statement	v

Consolidated Results
Consolidated Financial Results	C-1
Consolidated Statements of Operations and Comprehensive (Loss) Income	C-2
Consolidating Statements of Operations
For Three Months Ended March 31, 2008 and 2009	C-3
Adjusted Comprehensive Net (Loss) Income, Adjusted Net (Loss) Income and Adjusted Operating Income	C-4
Consolidated Balance Sheets	C-5
Computation of Return on Equity Measures	C-6
Book Value Per Common Share	C-7
Capital Structure	C-8
Interest Coverage	C-9

Insurance Operations
Pre-Tax (Loss) Income	IO-1
Underwriting Results	IO-2
Underwriting Results by Unit
For Three Months Ended March 31, 2009	IO-3
Specialty Lines
Underwriting Results	IO-4
Premiums	IO-5
Statistical Premium Information	IO-6
Commercial Lines
Underwriting Results	IO-7
Premiums	IO-8
Statistical Premium Information	IO-9
Personal Lines
Underwriting Results	IO-10
Premiums	IO-11
Statistical Premium Information	IO-12
Loss and LAE Reserve Summary	IO-13

Other Segments
Other Operations Results	OS-1

Investments
Consolidated - Investment Results Pre-Tax	I-1
Consolidated - Investment Returns	I-2
Consolidated - Composition of Invested Assets	I-3

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•                 Consolidated results include Insurance Operations and Other Operations. The Insurance Operations segment includes the underwriting results of Specialty, Commercial and Personal Lines and results from run-off. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•                  Statistical premium information has been incorporated herein to provide supplemental data that indicate trends in the underwriting units within the Insurance Operations segment.

•                 The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•                  NM - Not meaningful

Non-GAAP Financial Measures

•                 This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.  In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock.  As described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that was redeemed in June 2007 and $300 million of preferred stock that was redeemed in May 2008.  The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparation for and in connection with its initial public offering.  Having completed these actions, management believes that presentation of certain of the non-GAAP financial measures as described below, adjusted to exclude the impact of the economic defeasance of the preferred stock as of and for the respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

i

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•                  Adjusted comprehensive net (loss) income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net (loss) income attributable to OneBeacon’s shareholders, the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net (loss) income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net (loss) income attributable to OneBeacon’s shareholders to adjusted comprehensive net (loss) income is included on page C-4.

•                  Adjusted net (loss) income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from net (loss) income attributable to OneBeacon’s shareholders, the most closely comparable GAAP measure. As described above, management believes that adjusted net income (loss) is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net (loss) income attributable to OneBeacon’s shareholders to adjusted net (loss) income is included on page C-4.

•                  Adjusted net (loss) income attributable to OneBeacon’s shareholders per share is calculated by dividing adjusted net (loss) income (a non-GAAP financial measure described above) by the weighted average number of OneBeacon’s shares outstanding.  Management believes that adjusted net (loss) income per share is a useful supplement to understanding the Company’s earnings and profitability.   The reconciliation of net (loss) income attributable to OneBeacon’s shareholders to adjusted net (loss) income is included on page C-4. The calculation of adjusted net (loss) income attributable to OneBeacon’s shareholders per common share is also included on page C-4.

•                  Operating income is a non-GAAP financial measure that excludes net realized and unrealized investment losses and the related tax effects from net (loss) income attributable to OneBeacon’s shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net (loss) income attributable to OneBeacon’s shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net (loss) income attributable to OneBeacon’s shareholders to operating income is included on page C-4.

•                  Adjusted operating income is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income (a non-GAAP financial measure described above).  Management believes that adjusted operating income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net (loss) income attributable to OneBeacon’s shareholders to adjusted operating income is included on page C-4.

•                  Adjusted operating income per share is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that adjusted operating income per share is a useful supplement to understanding the Company’s earnings and profitability.  Net (loss) income attributable to OneBeacon’s shareholders per share is the most directly comparable GAAP measure.  The reconciliation of net (loss) income attributable to OneBeacon’s shareholders to adjusted operating income is included on page C-4. The calculation of adjusted operating income per common share is also included on page C-4.

•                 Adjusted comprehensive return on average adjusted OneBeacon’s shareholders’ equity is calculated by dividing adjusted comprehensive net income (loss) (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted OneBeacon’s shareholders’ equity (a non-GAAP financial measure described above). Management believes that adjusted comprehensive return on average adjusted OneBeacon’s shareholders’ equity is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted comprehensive return on average adjusted OneBeacon’s shareholders’ equity is included on page C-6.

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•      Adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating adjusted operating returns (a non-GAAP financial measure described below), is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, the change in other comprehensive income/loss (OCI/L) and net unrealized investment gains and losses recognized during the year ended December 31, 2008 and the three month periods ended March 31, 2008 and 2009, respectively, after tax, the change in net unrealized investment gains and losses, after tax, and AOCI/L from OneBeacon’s shareholders’ equity. For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and other comprehensive income and loss items and the impact of economically defeasing the Company’s mandatorily redeemable preferred stock when analyzing certain performance measures.  The reconciliation of OneBeacon’s shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s shareholders’ equity excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L, is included on page C-6.

•      Adjusted operating return on average OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted OneBeacon’s shareholders’ equity excluding the change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, 2008 and the three month periods ended March 31, 2008 and 2009, respectively, after tax, excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L (a non-GAAP financial measure described above).  For the reason stated above, management believes that adjusted operating return on average OneBeacon’s shareholders’ equity excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L, is a useful supplement to understanding the Company’s operating performance. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted operating return on average OneBeacon shareholders’ equity excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L, is included on page C-6.

•      Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages IO-2, IO-3, IO-4, IO-7, IO-10 and IO-13.

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•      Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment losses as well as interest expense on debt from pre-tax (loss) income.  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax (loss) income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of pre-tax (loss) income to pre-tax operating income before interest expense on debt is included on page C-9.

•      Adjusted pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above).  Management believes that adjusted pre-tax operating income before interest expense on debt is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of pre-tax (loss) income to adjusted pre-tax operating income before interest expense on debt is included on page C-9.

•      Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page C-9.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

v

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change
Highlights

Adjusted comprehensive net (loss) income (see C-4)	$(10.3)	$39.2	$(209.5)	$(198.2)	$33.9	-429.1%
Adjusted net (loss) income (see C-4)	(9.1)	38.0	(210.3)	(171.9)	32.8	-460.4%
Adjusted operating income (see C-4)	26.9	39.7	21.1	55.4	36.6	36.1%

							As of	As of
							Dec 31, 2008	Mar 31, 2009	% Change
Per Share Amounts

Book value per share (see C-7)							$12.15	$12.30	1.3%
Book value per share, including dividends (see C-7) [1]								$12.51	3.0%[1]
Common shares outstanding [2]							95.1	95.1	0.0%
Adjusted operating income per share (basic & diluted) (see C-5)	$0.28	$0.41	$0.22	$0.58	$0.38	35.7%
Weighted average common shares outstanding (basic & diluted)	97.6	95.8	95.2	95.1	95.1	-2.6%

						Point Change
Financial Ratios

GAAP ratios (Insurance Operations):
Loss and LAE ratio	66.1%	59.2%	64.4%	50.6%	59.0%	7.1
Expense ratio	34.0%	35.2%	35.4%	35.6%	34.6%	(0.6)
Total combined ratio	100.1%	94.4%	99.8%	86.2%	93.6%	6.5

	As of	As of
	Dec 31, 2008	Mar 31, 2009	Change
Balance Sheet

Total investments	$3,811.5	$3,780.8	-0.8%
Total OneBeacon’s shareholders’ equity	$1,155.1	$1,169.3	1.2%

Ratio of debt to total capital (see C-8)	38.8%	38.1%	0.7	pt

[1] Includes dividends of $0.21 per common share paid in March 2009.

[2] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive (Loss) Income

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Earned premiums	$455.3	$463.8	$471.2	$488.7	$487.8	7%

Net investment income	50.1	44.6	43.1	26.6	21.9	-56%
Net realized and unrealized investment losses [1]	(55.4)	(2.6)	(355.9)	(349.7)	(5.9)	-89%
Net other revenues	3.6	2.6	4.4	3.2	9.4	161%
Total revenues	453.6	508.4	162.8	(319.9)	513.2	13%

Loss and LAE	300.9	274.4	303.4	247.5	288.0	-4%
Policy acquisition expenses	84.7	84.3	92.6	106.7	95.9	13%
Other underwriting expenses	70.1	79.2	74.3	67.2	72.7	4%
General and administrative expenses	2.9	4.5	6.3	4.2	5.5	90%
Accretion of fair value adjustment to loss and LAE reserves	3.0	3.0	3.0	3.0	1.4	-53%
Interest expense on debt	11.5	11.4	11.0	11.0	10.9	-5%
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	17.6	15.8	—	—	—	-100%
Total expenses	490.7	472.6	490.6	439.6	474.4	-3%

Pre-tax (loss) income	(37.1)	35.8	(327.8)	(759.5)	38.8	-205%
Income tax benefit (expense)	13.9	(11.0)	117.1	99.0	(5.5)	-140%

Net (loss) income including noncontrolling interests	(23.2)	24.8	(210.7)	(660.5)	33.3	-244%
Less: Net (income) loss attributable to noncontrolling interests	(1.1)	(1.0)	0.4	(0.1)	(0.5)	-55%

Net (loss) income attributable to OneBeacon’s shareholders	(24.3)	23.8	(210.3)	(660.6)	32.8	-235%
Other comprehensive (loss) income [1] [2]	(1.2)	1.2	0.8	(26.3)	1.1	192%

Comprehensive net (loss) income attributable to OneBeacon’s shareholders	$(25.5)	$25.0	$(209.5)	$(686.9)	$33.9	-233%

[1] Includes $(44.2) million and $15.1 million, respectively, in realized (losses) gains from sales and $12.1 million and $11.4 million, respectively, in realized losses from impairments for the three months ended March 31, 2009 and 2008.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended March 31, 2008 and 2009

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2008	2009	2008	2009	2008	2009

Earned premiums	$455.3	$487.8	$—	$—	$455.3	$487.8

Net investment income	43.1	21.6	7.0	0.3	50.1	21.9
Net realized and unrealized investment losses	(52.7)	(5.9)	(2.7)	—	(55.4)	(5.9)
Net other revenues (expenses)	4.0	7.3	(0.4)	2.1	3.6	9.4
Total revenues	449.7	510.8	3.9	2.4	453.6	513.2

Loss and LAE	300.9	288.0	—	—	300.9	288.0
Policy acquisition expenses	84.7	95.9	—	—	84.7	95.9
Other underwriting expenses	70.1	72.7	—	—	70.1	72.7
General and administrative expenses	0.6	4.0	2.3	1.5	2.9	5.5
Accretion of fair value adjustment to loss and LAE reserves	—	—	3.0	1.4	3.0	1.4
Interest expense on debt	1.0	0.8	10.5	10.1	11.5	10.9
Interest expense - dividends and accretion on preferred stock	—	—	17.6	—	17.6	—
Total expenses	457.3	461.4	33.4	13.0	490.7	474.4

Pre-tax (loss) income [1]	$(7.6)	$49.4	$(29.5)	$(10.6)	$(37.1)	$38.8

[1] Includes income from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Adjusted Comprehensive Net (Loss) Income, Adjusted Net (Loss) Income and Adjusted Operating Income

(in millions, except per share amounts)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009

Comprehensive net (loss) income attributable to OneBeacon’s shareholders	$(25.5)	$25.0	$(209.5)	$(198.2)	$33.9
Adjusting items [1]	15.2	14.2	—	—	—
Adjusted comprehensive net (loss) income	$(10.3)	$39.2	$(209.5)	$(198.2)	$33.9

Net (loss) income attributable to OneBeacon’s shareholders	$(24.3)	$23.8	$(210.3)	$(171.9)	$32.8
Adjusting items [1]	15.2	14.2	—	—	—
Adjusted (loss) net income	$(9.1)	$38.0	$(210.3)	$(171.9)	$32.8

Weighted average common shares outstanding [2]	97.6	95.8	95.2	95.1	95.1

Adjusted net (loss) income attributable to OneBeacon’s shareholders per share	$(0.09)	$0.40	$(2.21)	$(1.81)	$0.34

Net (loss) income attributable to OneBeacon’s shareholders	$(24.3)	$23.8	$(210.3)	$(171.9)	$32.8
Less:
Net realized and unrealized investment losses	55.4	2.6	355.9	349.7	5.9
Tax effect on net realized and unrealized investment losses	(19.4)	(0.9)	(124.5)	(122.4)	(2.1)
Operating income	$11.7	$25.5	$21.1	$55.4	$36.6
Adjusting items [1]	15.2	14.2	—	—	—
Adjusted operating income	$26.9	$39.7	$21.1	$55.4	$36.6

Weighted average common shares outstanding [2]	97.6	95.8	95.2	95.1	95.1

Adjusted operating income per share	$0.28	$0.41	$0.22	$0.58	$0.38

[1] Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock which was redeemed in May 2008, as illustrated below.

	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009
Adjusting items:
Dividends on preferred stock	$7.1	$4.7	$—	$—	$—
Accretion on preferred stock	10.5	11.1	—	—	—
Earnings on defeasance, net of tax	(2.4)	(1.6)	—	—	—
Total adjusting items	$15.2	$14.2	$—	$—	$—

[2] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2008 and March 31, 2009

($ in millions)

	As of
	Dec 31, 2008	Mar 31, 2009	% Change

Assets
Investment securities, at fair value:
Fixed maturity investments	$2,134.8	$2,479.5	16%
Common equity securities	276.7	103.3	-63%
Convertible bonds	241.2	206.2	-15%
Short-term investments	962.2	802.5	-17%
Other investments	196.6	189.3	-4%
Total investments	3,811.5	3,780.8	-1%

Cash	53.0	52.7	-1%
Reinsurance recoverable on paid and unpaid losses	2,525.0	2,460.7	-3%
Premiums receivable	527.6	520.1	-1%
Securities lending collateral [1]	100.7	—
Deferred acquisition costs	225.5	217.4	-4%
Ceded unearned premiums	66.5	68.7	3%
Investment income accrued	25.7	25.1	-2%
Other assets	605.3	554.9	-8%
Total assets	$7,940.8	$7,680.4	-3%

Liabilities
Loss and LAE reserves	4,294.0	4,211.2	-2%
Unearned premiums	1,088.2	1,072.0	-1%
Debt	731.9	719.1	-2%
Securities lending payable	107.7	48.6
Preferred stock subject to mandatory redemption (redemption value $300.0 and $-)	70.5	63.5	-10%
Ceded reinsurance payable	6.8	1.9	-72%
Other liabilities	469.4	375.4	-20%
Total liabilities	6,768.5	6,491.7	-4%

Shareholders’ equity and noncontrolling interests
OneBeacon’s Shareholders Equity:
Common shares and paid-in surplus	1,016.7	1,017.0	0%
Retained earnings	163.4	176.2	8%
Accumulated other comprehensive loss, after tax:
Net unrealized foreign currency translation losses	(0.6)	(0.6)	0%
Other comprehensive loss items	(24.4)	(23.3)	-5%
Total OneBeacon’s shareholders’ equity	1,155.1	1,169.3
Total noncontrolling interests	17.2	19.4
Total OneBeacon’s shareholders’ equity and noncontrolling interests	1,172.3	1,188.7	1%

Total liabilities, OneBeacon’s shareholders’ equity and noncontrolling interests	$7,940.8	$7,680.4	-3%

[1] In February 2009, the Company amended its securities lending program, giving it more control over the assets held in the securities lending collateral account. Accordingly, as of March 31, 2009, these assets are included within the Company’s investments.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

				Twelve Months
				Ended
				Mar 31, 2009
Numerator:
[A]	Adjusted comprehensive net loss (see C-4)			$(334.6)

[B]	Adjusted operating income (see C-4)			$152.8

		As of	As of
		Mar 31, 2008	Mar 31, 2009	Average
Denominator:
	OneBeacon’s shareholders’ equity	$1,613.0	$1,169.3	$1,391.2

	Less:
	Remaining adjustment of subsidiary preferred stock to face value	(11.1)	—

[C]	Adjusted OneBeacon’s shareholders’ equity	$1,601.9	$1,169.3	$1,385.6

	Less:
	AOCI/L at January 1, 2008	(181.1)	(181.1)
	Change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, 2008, after tax [2]	—	314.6
	Change in OCI during the period excluding the adjustment to adopt SFAS 159, after tax	1.2	(1.1)
	Change in net unrealized investment gains and losses [1]	59.1	(50.4)
	Tax effect on change in net unrealized investment gains and losses	(20.7)	17.6

[D]	Adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L	$1,460.4	$1,268.9	$1,364.6

Returns:
	Adjusted comprehensive return on average adjusted OneBeacon’s shareholders’ equity [ A / C ]			-24.1%

	Adjusted operating return on average adjusted OneBeacon’s shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L [ B / D ]			11.2%

[1] Change in net unrealized investment gains and losses is a component of net realized and unrealized investment losses as presented in the Company’s Statements of Operations and Comprehensive (Loss) Income.

[2] The components of the change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, 2008 are as illustrated below:

Change in OCI/L during the year ended December 31, 2008 excluding the adjustment to adopt SFAS 159, after tax	$25.5
Change in net unrealized investment gains and losses during the year ended December 31, 2008 [1]	444.7
Tax effect on change in net unrealized investment gains and losses [1]	(155.6)
$314.6

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2008	Mar 31, 2009
Numerator:
OneBeacon’s shareholders’ equity	$1,155.1	$1,169.3

Denominator:
Common shares outstanding [1]	95.1	95.1

Book value per share	$12.15	$12.30

Book value per share, including dividends [2]		$12.51

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

[2] Includes a quarterly dividend of $0.21 per share paid in March 2009.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2008	Mar 31, 2009

Debt (including current portion):
Senior notes [1]	$675.1	$664.5
Other debt	56.8	54.6
Total debt	731.9	719.1

OneBeacon’s shareholders’ equity	1,155.1	1,169.3

Total capitalization	$1,887.0	$1,888.4

Ratio of debt to total capital	38.8%	38.1%

[1] During the first quarter of 2009, the Company repurchased $10.6 million of the Senior notes.

OneBeacon Insurance Group, Ltd.

Interest Coverage

(in millions)

	Twelve Months Ended
	December 31,		March 31,
	2008		2009

Pre-tax income (loss)	$(602.3)		$(526.4)
Less:
Net realized investment gains/losses	318.9		378.9
Change in net unrealized investment gains and losses	444.7		335.2
Interest expense on debt	44.9		44.3
Pre-tax operating income before interest expense on debt	$206.2		$232.0
Adjusting items [1]	27.2		13.3
[A] Adjusted pre-tax operating income before interest expense on debt	$233.4		$245.3

[B] Interest expense on debt	$44.9		$44.3

Interest coverage [A/B]	5.2	x	5.5	x

[1] Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, as illustrated below.

	Twelve Months Ended
	December 31,	March 31,
	2008	2009
Adjusting items:
Dividends on preferred stock	$11.8	$4.7
Accretion on preferred stock	21.6	11.1
Pre-tax earnings on defeasance	(6.2)	(2.5)
Total adjusting items	$27.2	$13.3

OneBeacon Insurance Group, Ltd.

Insurance Operations - Pre-Tax (Loss) Income

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums	$425.7	$529.6	$534.1	$473.7	$469.4	10%

Earned premiums	455.3	463.8	471.2	488.7	487.8	7%
Net investment income	43.1	41.2	42.4	26.1	21.6	-50%
Net realized and unrealized investment losses	(52.7)	(2.4)	(355.7)	(349.7)	(5.9)	-89%
Net other revenues	4.0	3.0	2.9	4.1	7.3	83%
Total revenues	449.7	505.6	160.8	169.2	510.8	14%

Loss and LAE
Current year	313.5	274.0	324.2	276.5	302.8	-3%
Prior year	(12.6)	0.4	(20.8)	(29.0)	(14.8)	17%
Total loss and LAE	300.9	274.4	303.4	247.5	288.0	-4%

Policy acquisition expenses	84.7	84.3	92.6	106.7	95.9	13%
Other underwriting expenses	70.1	79.2	74.3	67.2	72.7	4%
General and administrative expenses	0.6	2.2	3.9	3.1	4.0	567%
Interest expense on debt	1.0	0.8	0.9	0.8	0.8	-20%
Total expenses	457.3	440.9	475.1	425.3	461.4	1%

Pre-tax (loss) income [1]	$(7.6)	$64.7	$(314.3)	$(256.1)	$49.4	-752%

[1] Includes income/loss from noncontrolling interests.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums	$425.7	$529.6	$534.1	$473.7	$469.4	10%
Earned premiums	455.3	463.8	471.2	488.7	487.8	7%

Loss and LAE
Current year	313.5	274.0	324.2	276.5	302.8	-3%
Prior year	(12.6)	0.4	(20.8)	(29.0)	(14.8)	17%
Total loss and LAE	300.9	274.4	303.4	247.5	288.0	-4%

Policy acquisition expenses	84.7	84.3	92.6	106.7	95.9	13%
Other underwriting expenses	70.1	79.2	74.3	67.2	72.7	4%
Total expenses	154.8	163.5	166.9	173.9	168.6	9%

Underwriting income / (loss)	$(0.4)	$25.9	$0.9	$67.3	$31.2	NM

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	65.2%	57.7%	62.9%	55.2%	61.5%	3.6
Cat Loss and LAE Incurred CAY	3.7%	1.4%	5.9%	1.3%	0.5%	3.2
Total Loss and LAE CAY	68.9%	59.1%	68.8%	56.5%	62.0%	6.8
Prior year:
Non-Cat Loss and LAE Incurred PAY	-1.6%	0.2%	-4.4%	-6.0%	-2.6%	1.1
Cat Loss and LAE Incurred PAY	-1.2%	-0.1%	0.0%	0.1%	-0.4%	(0.8)
Total Loss and LAE PAY	-2.8%	0.1%	-4.4%	-5.9%	-3.0%	0.3
Total loss and LAE	66.1%	59.2%	64.4%	50.6%	59.0%	7.1

Policy acquisition expenses	18.6%	18.2%	19.6%	21.8%	19.7%	(1.1)
Other underwriting expenses	15.4%	17.0%	15.8%	13.8%	14.9%	0.5
Total expenses	34.0%	35.2%	35.4%	35.6%	34.6%	(0.6)

GAAP combined ratio	100.1%	94.4%	99.8%	86.2%	93.6%	6.5

Combined ratio before catastrophes	97.6%	93.1%	93.9%	84.8%	93.5%	4.1

Combined ratio before catastrophes and prior year development	99.2%	92.9%	98.3%	90.8%	96.1%	3.0

Long-term incentive compensation (LTIP) expense	0.6%	0.8%	1.8%	-0.5%	0.5%	0.1

Combined ratio before catastrophes, prior year development and LTIP expense	98.6%	92.1%	96.5%	91.3%	95.6%	2.9

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Three Months Ended March 31, 2009

($ in millions)

	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [1]

Net written premiums	$178.7	$158.9	$131.7	$469.4
Earned premiums	162.7	174.8	150.2	487.8

Loss and LAE
Current year	78.4	118.4	105.7	302.8
Prior year	(27.5)	(16.9)	28.5	(14.8)
Total loss and LAE	50.9	101.5	134.2	288.0

Policy acquisition expenses	39.2	34.4	22.8	95.9
Other underwriting expenses	24.8	30.1	18.9	72.7
Total expenses	64.0	64.5	41.7	168.6

Underwriting income / (loss)	$47.8	$8.8	$(25.7)	$31.2

GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	47.9%	66.5%	70.4%	61.5%
Cat Loss and LAE Incurred CAY	0.3%	1.2%	0.0%	0.5%
Total Loss and LAE CAY	48.2%	67.7%	70.4%	62.0%
Prior year
Non-Cat Loss and LAE Incurred PAY	-16.7%	-8.4%	18.9%	-2.6%
Cat Loss and LAE Incurred PAY	-0.2%	-1.2%	0.1%	-0.4%
Total Loss and LAE PAY	-16.9%	-9.6%	19.0%	-3.0%
Total loss and LAE	31.3%	58.1%	89.4%	59.0%

Policy acquisition expenses	24.1%	19.7%	15.2%	19.7%
Other underwriting expenses	15.2%	17.2%	12.5%	14.9%
Total expenses	39.3%	36.9%	27.7%	34.6%

GAAP combined ratio	70.6%	95.0%	117.1%	93.6%

Combined ratio before catastrophes	70.5%	95.0%	117.0%	93.5%

Combined ratio before catastrophes and prior year development	87.2%	103.4%	98.1%	96.1%

Long-term incentive compensation (LTIP) expense	0.9%	0.3%	0.1%	0.5%

Combined ratio before catastrophes, prior year development and LTIP expense	86.3%	103.1%	98.0%	95.6%

[1] Insurance Operations includes results from run-off.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums	$110.9	$158.6	$190.7	$161.7	$178.7	61%
Earned premiums	110.4	119.4	129.5	153.4	162.7	47%

Loss and LAE
Current year	64.4	72.0	96.0	81.9	78.4	22%
Prior year	(3.2)	(13.1)	(14.7)	(20.8)	(27.5)	766%
Total loss and LAE	61.2	58.9	81.3	61.1	50.9	-17%

Policy acquisition expenses	18.7	22.2	27.8	40.1	39.2	109%
Other underwriting expenses	16.5	21.4	20.5	19.5	24.8	50%
Total expenses	35.2	43.6	48.3	59.6	64.0	82%

Underwriting income	$14.0	$16.9	$(0.1)	$32.7	$47.8	242%

GAAP ratios						Point Change
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	57.2%	60.3%	66.4%	52.9%	47.9%	9.3
Cat Loss and LAE Incurred CAY	1.0%	0.0%	7.8%	0.5%	0.3%	0.7
Total Loss and LAE CAY	58.2%	60.3%	74.2%	53.4%	48.2%	10.0
Prior year
Non-Cat Loss and LAE Incurred PAY	-3.2%	-11.2%	-11.2%	-13.5%	-16.7%	13.5
Cat Loss and LAE Incurred PAY	0.3%	0.2%	-0.2%	0.0%	-0.2%	0.5
Total Loss and LAE PAY	-2.9%	-11.0%	-11.4%	-13.5%	-16.9%	14.0
Total loss and LAE	55.3%	49.3%	62.8%	39.9%	31.3%	24.0

Policy acquisition expenses	17.0%	18.6%	21.5%	26.2%	24.1%	(7.1)
Other underwriting expenses	14.9%	17.9%	15.8%	12.6%	15.2%	(0.3)
Total expenses	31.9%	36.5%	37.3%	38.8%	39.3%	(7.4)

GAAP combined ratio	87.2%	85.8%	100.1%	78.7%	70.6%	16.6

Combined ratio before catastrophes	85.9%	85.6%	92.5%	78.2%	70.5%	15.4

Combined ratio before catastrophes and prior year development	89.1%	96.8%	103.7%	91.7%	87.2%	1.9

Long-term incentive compensation (LTIP) expense	0.9%	3.2%	2.1%	-0.3%	0.9%	(0.0)

Combined ratio before catastrophes, prior year development and LTIP expense	88.2%	94.0%	101.6%	92.0%	86.3%	1.9

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums

OBPP	$64.6	$49.8	$56.8	$68.7	$78.5	21%
IMU	35.6	49.2	37.4	34.8	32.8	-8%
Specialty Collectors Program [1]	—	42.9	40.0	27.1	28.0	NM
Other Specialty	10.7	16.7	56.5	31.1	39.4	268%
Total	$110.9	$158.6	$190.7	$161.7	$178.7	61%

Earned premiums

OBPP	$51.7	$53.9	$54.3	$57.1	$59.6	15%
IMU	39.7	39.9	37.8	41.9	38.1	-4%
Specialty Collectors Program [1]	—	5.6	16.5	25.0	30.5	NM
Other Specialty	19.0	20.0	20.9	29.4	34.5	82%
Total	$110.4	$119.4	$129.5	$153.4	$162.7	47%

[1] Represents premiums from our collector car and boat business which we began writing in the second quarter of 2008.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Statistical Premium Information

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009

Rate change [1]

OBPP	-11%	-11%	-5%	-6%	-8%
IMU	2%	0%	0%	0%	1%

Premium retention [2]

OBPP	84%	82%	86%	84%	84%
IMU	78%	79%	73%	76%	73%

New business

OBPP	$18	$15	$15	$27	$30
IMU	$10	$8	$11	$9	$7
Specialty Collectors Program [3]	$—	$43	$40	$27	$27
Other Specialty	$8	$4	$13	$24	$27

[1] Rate change is determined by comparing the premium per unit of exposure from an expiring policy to that from its corresponding renewal policy.

[2] Retention is calculated by dividing renewal premiums by prior period expiring written premiums, excluding the impact of rate changes.

[3] Represents premiums from our collector car and boat business which we began writing in the second quarter of 2008.

Note: Rate and retention statistical premium information for Other Specialty is not meaningful.

OneBeacon Insurance Group, Ltd.

Commercial Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums	$169.7	$202.2	$180.0	$170.2	$158.9	-6%
Earned premiums	181.0	182.7	181.7	179.8	174.8	-3%

Loss and LAE
Current year	139.1	104.0	121.6	97.4	118.4	-15%
Prior year	(8.4)	(6.1)	(5.7)	(9.2)	(16.9)	101%
Total loss and LAE	130.7	97.9	115.9	88.2	101.5	-22%

Policy acquisition expenses	36.5	32.0	34.7	34.7	34.4	-6%
Other underwriting expenses	32.2	34.6	32.7	28.7	30.1	-7%
Total expenses	68.7	66.6	67.4	63.4	64.5	-6%

Underwriting income / (loss)	$(18.4)	$18.2	$(1.6)	$28.2	$8.8	-148%

GAAP ratios						Point Change
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	69.2%	53.9%	58.4%	52.2%	66.5%	2.7
Cat Loss and LAE Incurred CAY	7.7%	3.0%	8.5%	2.0%	1.2%	6.5
Total Loss and LAE CAY	76.9%	56.9%	66.9%	54.2%	67.7%	9.2
Prior year
Non-Cat Loss and LAE Incurred PAY	-1.5%	-2.8%	-3.1%	-5.2%	-8.4%	6.9
Cat Loss and LAE Incurred PAY	-3.1%	-0.5%	0.0%	0.1%	-1.2%	(1.9)
Total Loss and LAE PAY	-4.6%	-3.3%	-3.1%	-5.1%	-9.6%	5.0
Total loss and LAE	72.3%	53.6%	63.8%	49.1%	58.1%	14.2

Policy acquisition expenses	20.2%	17.5%	19.1%	19.3%	19.7%	0.5
Other underwriting expenses	17.8%	18.9%	18.0%	15.9%	17.2%	0.6
Total expenses	38.0%	36.4%	37.1%	35.2%	36.9%	1.1

GAAP combined ratio	110.3%	90.0%	100.9%	84.3%	95.0%	15.3

Combined ratio before catastrophes	105.7%	87.5%	92.4%	82.2%	95.0%	10.7

Combined ratio before catastrophes and prior year development	107.2%	90.3%	95.5%	87.4%	103.4%	3.8

Long-term incentive compensation (LTIP) expense	0.8%	0.6%	1.5%	-0.7%	0.3%	0.6

Combined ratio before catastrophes, prior year development and LTIP expense	106.4%	89.7%	94.0%	88.1%	103.1%	3.3

OneBeacon Insurance Group, Ltd.

Commercial Lines - Premiums

($ in millions)

	Three Months Ended					Year Over
	Mar 31	Jun 30,	Sep 30,	Dec 31,	Mar 31	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums

Middle Market	$124.6	$148.5	$133.9	$128.7	$109.7	-12%
OBSP	6.3	11.2	7.7	5.7	10.8	71%
Sub-total Middle Market	$130.9	$159.7	$141.6	$134.4	$120.5	-8%
Small Business	38.8	42.5	38.4	35.8	38.4	-1%
Total	$169.7	$202.2	$180.0	$170.2	$158.9	-6%

Earned premiums

Middle Market	$139.3	$139.4	$135.0	$132.7	$127.0	-9%
OBSP	7.3	7.2	8.5	8.5	9.3	27%
Sub-total Middle Market	$146.6	$146.6	$143.5	$141.2	$136.3	-7%
Small Business	34.4	36.1	38.2	38.6	38.5	12%
Total	$181.0	$182.7	$181.7	$179.8	$174.8	-3%

OneBeacon Insurance Group, Ltd.

Commercial Lines - Statistical Premium Information

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009

Renewal price change [1]

Middle Market [3]	-2%	-3%	-2%	0%	-3%
Small Business	1%	1%	0%	0%	1%

Premium retention [2]

Middle Market [3]	80%	83%	80%	84%	82%
Small Business	82%	81%	81%	81%	80%

New business

Middle Market	$35	$37	$31	$29	$27
Small Business	$13	$15	$14	$11	$11

[1] Renewal price change is determined by comparing the premium renewed including rate and exposure versus the premium on these same policies for their prior term.

[2] Retention is calculated by dividing renewal premium by expiring premium for all accounts with an effective date in each respective quarter. Renewal premium includes the impact of rate and exposure changes.  The most recent quarter represents estimated premium retention.  Premium retention for prior quarters are revised as changes in estimated retention emerge.

[3] Excludes OBSP.

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums	$144.7	$168.9	$163.4	$141.7	$131.7	-9%
Earned premiums	163.6	161.7	160.0	155.5	150.2	-8%

Loss and LAE
Current year	107.2	95.9	103.9	95.7	105.7	-1%
Prior year	(1.0)	8.6	(0.2)	0.3	28.5	NM
Total loss and LAE	106.2	104.5	103.7	96.0	134.2	26%

Policy acquisition expenses	29.4	30.1	30.1	31.9	22.8	-22%
Other underwriting expenses	21.0	23.0	21.1	18.1	18.9	-10%
Total expenses	50.4	53.1	51.2	50.0	41.7	-17%

Underwriting income / (loss)	$7.0	$4.1	$5.1	$9.5	$(25.7)	-469%

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	64.3%	58.7%	63.6%	60.3%	70.4%	(6.1)
Cat Loss and LAE Incurred CAY	1.2%	0.6%	1.3%	1.3%	0.0%	1.2
Total Loss and LAE CAY	65.5%	59.3%	64.9%	61.6%	70.4%	(4.9)
Prior year
Non-Cat Loss and LAE Incurred PAY	-0.4%	5.3%	-0.2%	0.2%	18.9%	(19.3)
Cat Loss and LAE Incurred PAY	-0.2%	0.0%	0.1%	0.0%	0.1%	(0.3)
Total Loss and LAE PAY	-0.6%	5.3%	-0.1%	0.2%	19.0%	(19.6)
Total loss and LAE	64.9%	64.6%	64.8%	61.8%	89.4%	(24.5)

Policy acquisition expenses	18.0%	18.6%	18.8%	20.5%	15.2%	2.8
Other underwriting expenses	12.8%	14.3%	13.2%	11.7%	12.5%	0.3
Total expenses	30.8%	32.9%	32.0%	32.2%	27.7%	3.1

GAAP combined ratio	95.7%	97.5%	96.8%	94.0%	117.1%	(21.4)

Combined ratio before catastrophes	94.7%	96.9%	95.4%	92.7%	117.0%	(22.3)

Combined ratio before catastrophes and prior year development	95.1%	91.6%	95.6%	92.5%	98.1%	(3.0)

Long-term incentive compensation (LTIP) expense	0.2%	0.3%	1.2%	-0.6%	0.1%	0.1

Combined ratio before catastrophes, prior year development and LTIP expense	94.9%	91.3%	94.4%	93.1%	98.0%	(3.1)

[1] Includes income statement eliminations between traditional personal lines and AutoOne.

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2008	2008	2008	2008	2009	% Change

Net written premiums

Traditional personal lines excluding reciprocals	$71.8	$86.0	$74.3	$64.3	$54.5	-24%
Reciprocals	38.1	51.1	60.0	54.0	46.5	22%
Sub-total traditional personal lines	109.9	137.1	134.3	118.3	101.0	-8%
AutoOne	35.5	30.7	30.0	23.7	30.7	-14%
Total [1]	$144.7	$168.9	$163.4	$141.7	$131.7	-9%

Earned premiums

Traditional personal lines excluding reciprocals	$80.9	$82.6	$80.3	$77.5	$69.9	-14%
Reciprocals	49.3	48.4	49.8	49.9	51.3	4%
Sub-total traditional personal lines	130.2	131.0	130.1	127.4	121.2	-7%
AutoOne	33.9	30.7	30.3	28.7	29.5	-13%
Total [1]	$163.6	$161.7	$160.0	$155.5	$150.2	-8%

[1] Includes income statement elimination between traditional personal lines and AutoOne.

OneBeacon Insurance Group, Ltd.

Personal Lines - Statistical Premium Information

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009

Renewal price change

Auto [1]	3%	4%	4%	3%	4%
Homeowners [2]	9%	9%	8%	8%	8%

Premium retention [3] [4]

Auto	82%	82%	78%	79%	80%
Homeowners	92%	92%	90%	90%	89%

PIF growth

Auto [5]	-1%	-2%	-3%	-2%	-2%
Homeowners	-1%	-1%	-3%	-3%	-2%

New business

Auto	$12	$13	$12	$14	$13
Homeowners	$5	$5	$4	$4	$4
AutoOne	$13	$13	$12	$8	$11

[1] Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the auto book to calculate the aggregate impact. Excludes MA auto and AutoOne.

[2] Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the home book to calculate the aggregate impact, including Insured To Value (ITV).

[3] Reflects direct retention.  Prior periods have been restated to conform to this presentation.

[4] Retention is calculated by dividing renewal premium in the current period by total written premium in the prior period.  Auto retention excludes MA auto and AutoOne.

[5] Excludes MA auto and AutoOne.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended				Twelve months ended
	Mar 31,		Mar 31,		Dec 31,
	2008		2009		2008

Gross beginning Loss and LAE Reserves	$4,718.8		$4,504.5		$4,718.8
Less beginning reinsurance recoverable on unpaid	(2,850.6)		(2,708.4)		(2,850.6)
Net loss and LAE reserves	1,868.2		1,796.1		1,868.2

Loss and LAE incurred:
Current accident year	313.5		302.8		1,188.2
Prior accident year	(12.6)		(14.8)		(62.0)
Total incurred losses	300.9		288.0		1,126.2

Loss and LAE paid:
Current accident year	(68.1)		(76.3)		(495.1)
Prior accident year	(227.5)		(233.5)		(703.2)
Total paid losses	(295.6)		(309.8)		(1,198.3)

Net ending reserve	1,873.5		1,774.3		1,796.1
Plus ending reinsurance recoverable on unpaid	2,818.4		2,642.4		2,708.4
Gross ending loss and LAE reserves	$4,691.9		$4,416.7		$4,504.5

Earned premiums	$455.3		$487.8		$1,879.0
Calendar year loss and LAE paid ratio	64.9%		63.5%		63.8%
Calendar year loss and LAE incurred ratio	66.1%		59.0%		59.9%
Prior accident year development	(2.8	)pts	(3.0	)pts	(3.3	)pts
Current accident year loss and LAE paid to incurred ratio	21.7%		25.2%		41.7%

OneBeacon Insurance Group, Ltd.

Other Operations Results

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009

Net investment income [1]	$7.0	$3.4	$0.7	$0.5	$0.3
Net realized and unrealized investment losses	(2.7)	(0.2)	(0.2)	—	—
Net other (expenses) revenues	(0.4)	(0.4)	1.5	(0.9)	2.1
Total revenues	3.9	2.8	2.0	(0.4)	2.4

General and administrative expenses	2.3	2.3	2.4	1.1	1.5
Accretion of fair value adjustments to loss and LAE reserves	3.0	3.0	3.0	3.0	1.4
Interest expense on debt	10.5	10.6	10.1	10.2	10.1
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	17.6	15.8	—	—	—
Total expenses	33.4	31.7	15.5	14.3	13.0

Pre-tax loss	$(29.5)	$(28.9)	$(13.5)	$(14.7)	$(10.6)

[1]  Includes net investment income on assets held in trust as follows:

Net investment income on assets held in trust	$3.7	$2.5	$—	$—	$—

OS-1

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Results Pre-Tax [1]

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009

Net investment income
Fixed maturity investments	$39.2	$37.0	$38.4	$23.1	$21.0
Short-term investments	3.6	2.4	2.0	2.1	1.6
Common equity securities	4.8	4.3	4.2	2.1	0.4
Convertible bonds	1.6	1.6	1.6	1.5	1.5
Other investments	0.5	0.7	0.9	0.7	0.3
Total investment income	49.7	46.0	47.1	29.5	24.8
Less investment expenses	3.3	3.9	4.0	2.9	2.9
Net investment income	$46.4	$42.1	$43.1	$26.6	$21.9

Net realized investment gains (losses)
Fixed maturity investments	$(6.7)	$(6.8)	$(39.5)	$13.0	$(18.2)
Short-term investments	—	—	—	0.1	0.1
Common equity securities	4.1	10.2	(19.1)	(242.6)	(39.6)
Convertible bonds	3.7	(5.5)	(3.6)	(7.5)	0.7
Other investments	2.6	0.4	1.0	(22.7)	0.7
Net realized investment gains (losses)	$3.7	$(1.7)	$(61.2)	$(259.7)	$(56.3)

Change in net unrealized (losses) gains on investments
Fixed maturity investments	$3.0	$(44.2)	$(37.5)	$(58.3)	$33.7
Short-term investments	—	—	(0.1)	0.3	(0.1)
Common equity securities	(35.4)	23.0	(160.6)	18.5	9.1
Convertible bonds	(15.0)	(0.2)	(7.3)	0.3	(1.7)
Other investments	(12.6)	17.3	(70.6)	(27.8)	2.7
Change in net unrealized (losses) gains on investments	$(60.0)	$(4.1)	$(276.1)	$(67.0)	$43.7

Change in net unrealized foreign currency translation
Fixed maturity investments	$0.7	$2.5	$(17.1)	$(21.4)	$6.4
Short-term investments	1.0	0.4	(0.7)	(0.4)	0.2
Common equity securities	(0.8)	0.3	(0.8)	(1.2)	0.1
Convertible bonds	—	—	—	—	—
Other investments	—	—	—	—	—
Change in net unrealized foreign currency translation	$0.9	$3.2	$(18.6)	$(23.0)	$6.7

Total investment return
Fixed maturity investments	$36.2	$(11.5)	$(55.7)	$(43.6)	$42.9
Short-term investments	4.6	2.8	1.2	2.1	1.8
Common equity securities	(27.3)	37.8	(176.3)	(223.2)	(30.0)
Convertible bonds	(9.7)	(4.1)	(9.3)	(5.7)	0.5
Other investments	(9.5)	18.4	(68.7)	(49.8)	3.7
Total investment return	$(5.7)	$43.4	$(308.8)	$(320.2)	$18.9

Inflation adjustment included in net investment income	$2.8	$4.3	$6.8	$(5.2)	$(7.2)

[1] Excludes the return on assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008.  First quarter 2008 and second quarter 2008 exclude net investment income of $3.7 million and $2.5 million, respectively, related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Returns [1]

($ in millions)

	Three Months Ended
	Mar 31,	June 30,	Sep 30,	Dec 31,	Mar 31,
	2008	2008	2008	2008	2009

Average market value of investments
Fixed maturity investments	$2,774.8	$2,524.2	$2,382.6	$2,217.4	$2,307.1
Short-term investments	376.4	421.6	474.7	746.9	882.4
Common equity securities	832.6	873.7	853.8	535.0	190.0
Convertible bonds	374.7	340.6	296.7	256.8	223.7
Other investments	343.7	348.4	325.3	244.5	192.9
Total average market value	$4,702.2	$4,508.5	$4,333.1	$4,000.6	$3,796.1

Investment returns
Fixed maturity investments	1.3%	-0.5%	-1.8%	-2.0%	1.9%
Short-term investments	1.2%	0.7%	0.4%	0.3%	0.2%
Total fixed income	1.3%	-0.3%	-1.9%	-1.4%	1.4%
Common equity securities	-3.3%	4.3%	-26.1%	-41.7%	-15.8%
Convertible fixed maturities	-2.6%	-1.2%	-1.9%	-2.2%	0.2%
Total common equity & convertible fixed maturity securities	-3.1%	2.8%	-16.1%	-28.9%	-7.1%
Other investments	-2.8%	5.3%	-15.3%	-20.4%	1.9%
Total common equity, convertible fixed maturity securities & other investments	-3.0%	3.3%	-17.2%	-26.9%	-4.3%

Total return	-0.1%	1.0%	-7.4%	0.0%	0.5%

Average amortized cost of investments
Fixed maturity investments	$2,704.3	$2,472.5	$2,394.2	$2,292.4	$2,398.8
Short-term investments	375.8	420.3	473.6	746.3	881.8
Common equity securities	701.7	749.3	800.6	552.7	193.3
Convertible fixed maturities	373.8	347.3	307.1	270.7	238.3
Other investments	245.3	247.7	249.2	214.2	177.1
Total average amortized cost	$4,400.9	$4,237.1	$4,224.7	$4,076.3	$3,889.3

Investment yield
Fixed maturity investments	1.4%	1.5%	1.0%	1.0%	0.9%
Short-term investments	1.0%	0.6%	0.4%	0.3%	0.2%
Common equity securities	0.7%	0.6%	0.3%	0.4%	0.2%
Convertible fixed maturities	0.4%	0.5%	0.5%	0.6%	0.6%
Other investments	0.2%	0.3%	0.3%	0.3%	0.2%

Total investment yield	1.1%	1.1%	0.7%	0.7%	0.6%

[1] Excludes the assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008, and the related return and yield on those assets held.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets [1]

($ in millions)

	Mar 31,		Jun 30,		Sep 30,		Dec 31,		Mar 31,
	2008		2008		2008		2008		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,583.0	56.9%	$2,465.3	55.1%	$2,300.0	54.9%	$2,134.8	56.0%	$2,479.5	65.6%
Short-term investments	425.4	9.4%	417.8	9.3%	531.7	12.7%	962.2	25.2%	802.5	21.2%
Common stock	833.0	18.3%	914.3	20.4%	793.3	18.9%	276.7	7.3%	103.3	2.7%
Convertible bonds	360.2	7.9%	320.9	7.2%	272.4	6.5%	241.2	6.3%	206.2	5.5%
Other investments	338.8	7.5%	358.1	8.0%	292.5	7.0%	196.6	5.2%	189.3	5.0%
Total investments, market value	$4,540.4	100.0%	$4,476.4	100.0%	$4,189.9	100.0%	$3,811.5	100.0%	$3,780.8	100.0%

Inflation indexed securities	$339.9	13.2%	$296.8	12.0%	$348.3	15.1%	$331.8	15.5%	$272.8	11.0%
Other U.S. government obligations	72.8	2.8%	110.2	4.5%	74.4	3.3%	77.8	3.7%	70.1	2.8%
Debt securities issued by industrial corporations	947.5	36.6%	954.0	38.7%	907.0	39.4%	870.2	40.8%	1,324.3	53.4%
Municipal obligations	8.5	0.3%	8.1	0.3%	7.9	0.3%	5.0	0.2%	5.2	0.2%
Asset-backed securities	1,003.8	38.9%	904.5	36.7%	830.7	36.1%	758.9	35.5%	734.8	29.6%
Foreign government obligations	98.0	3.8%	97.0	3.9%	48.6	2.1%	38.6	1.8%	20.0	0.8%
Preferred stocks	112.5	4.4%	94.7	3.9%	83.1	3.7%	52.5	2.5%	52.3	2.2%
Total fixed maturity investments, market value	$2,583.0	100.0%	$2,465.3	100.0%	$2,300.0	100.0%	$2,134.8	100.0%	$2,479.5	100.0%

Government bonds	$384.3	15.2%	$389.1	15.9%	$419.5	17.9%	$417.3	18.6%	$344.9	13.5%
AAA/Aaa	1,055.6	41.8%	996.7	40.7%	924.3	39.6%	838.0	37.2%	768.3	30.1%
AA/Aa	44.8	1.8%	37.3	1.5%	35.1	1.5%	31.1	1.4%	177.8	7.0%
A/A	484.0	19.2%	484.3	19.8%	439.4	18.8%	444.6	19.8%	590.1	23.1%
BBB/BBa	390.9	15.5%	400.2	16.3%	388.3	16.6%	398.9	17.8%	521.7	20.5%
Other/not rated	167.4	6.6%	142.5	5.8%	131.8	5.6%	116.5	5.2%	148.4	5.8%
Total fixed maturities, amortized cost	$2,527.0	100.0%	$2,450.1	100.0%	$2,338.4	100.0%	$2,246.4	100.0%	$2,551.2	100.0%

[1] Excludes assets held to economically defease the Company’s mandatorily redeemable preferred stock, which was redeemed in May 2008.